SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Timberline Software Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:
         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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



                         TIMBERLINE SOFTWARE CORPORATION


                                 PROXY STATEMENT

                       1997 ANNUAL MEETING OF SHAREHOLDERS


          The enclosed proxy is solicited by the Board of Directors (the "Board") of Timberline Software Corporation, an Oregon corporation (the "Company"), for use at the annual meeting ("Annual Meeting") of shareholders to be held at 4:00 p.m. on Tuesday, April 29, 1997, and at any adjournments or postponements thereof. A copy of the notice of the Annual Meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about March 21, 1997. The Company's principal executive offices are at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008.

          The persons named in the enclosed proxy will vote in the manner directed and, in the absence of such direction, will vote for the election of each of the named nominees for director and for ratification of Deloitte & Touche LLP as the Company's independent public accountants. They will vote in accordance with their best judgment as to other items of business that may arise at the Annual Meeting. The proxy may be revoked by a shareholder at any time before its use by giving written notice of such revocation to the Secretary of the Company. If a shareholder attends the meeting and desires to vote in person, his or her proxy will not be used. The presence in person or by proxy of the holders of a majority of the shares of common stock ("Common Stock") of the Company issued and outstanding will constitute a quorum for the transaction of business at the Annual Meeting.

          The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails, but proxies may also be solicited personally or by telephone by directors and officers of the Company without additional compensation for such services. Brokers, dealers, banks and other nominees will be requested to forward soliciting material to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies.

          A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996 is enclosed.

                                     VOTING

          The Common Stock is the only authorized voting security of the Company. At the Annual Meeting, each shareholder will be entitled to one vote for each share of Common Stock held of record by that shareholder at the close of business on March 14, 1997. There were 5,471,526 shares of Common Stock outstanding as of such date. A majority, or 2,735,764 of such shares, will constitute a quorum for the transaction of business. Shareholders are not entitled to cumulative voting. Broker non-votes will be counted in determining whether a quorum is present, but will not be counted either for or against the proposal at issue.

                              ELECTION OF DIRECTORS

          The Articles of Incorporation and Bylaws of the Company provide for a Board consisting of not less than two nor more than nine members, as determined from time to time by the Board. A Board of five directors will be elected at the Annual Meeting. The current members of the Board have been nominated to continue in office until the next annual meeting of shareholders, and until their successors have been elected and qualified. Curtis Peltz has also been nominated to serve as a director.

          The five nominees receiving a plurality vote of the shares present in person or by proxy at the Annual Meeting will be elected as directors. Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. All nominees have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the Annual Meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board.

          Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. Votes withheld will be counted toward the quorum requirement for the Annual Meeting but will not be counted for or against the election of the nominee or nominees with respect to whom the votes are withheld.

          Background information on each director nominee is as follows:

          John Gorman, age 62, is the Chairman of the Board of Directors. He has been President of the Company and a director since the Company's incorporation in 1979.

          Leslie F. Clarke, II, age 53, has been Executive Vice President of the Company and a director since the Company's incorporation in 1979.

          Curtis L. Peltz, age 44, was named Vice President--Chief Operating Officer in September 1996. He has been with the Company or its predecessors since 1978. He has held various programming and management positions. Mr. Peltz was promoted to Vice President--Operations in 1986. In 1989 he was named Vice President--Computer Integrated Construction Technology and in 1990, Vice President--Estimating and CIC Technology and manager of the Estimating Business Unit.

          James A. Meyer, age 60, has been a director of the Company since 1980. He is a private business investor.

          Donald L. Tisdel, age 62, has been a director of the Company since 1983. Since March 1992, he has been Managing Director of Northwest Capital, Inc., a merchant banking firm facilitating financing and acquisitions of intermediate-size businesses. Since June 1996, Mr. Tisdel has been involved in the management of Northwest Capital Partners I, L.P., a partnership formed to acquire equity and equity-linked interests in privately held companies or divisions of companies.

          The Board met 13 times during 1996. The Board has a standing audit committee which meets with the Company's auditors to review the planning for and the reports of the annual audit of the Company. The audit committee members are Messrs. Meyer and Tisdel. The audit committee met twice in 1996.

          The Board has a standing compensation committee for the purpose of making recommendations to the Board regarding officers' compensation, including salaries and other forms of compensation and fringe benefits. The compensation committee, the members of which are Messrs. Meyer and Tisdel, met once during 1996.

          Each director attended in 1996 at least 75 percent of all meetings of the Board and committees on which such director served.

THE BOARD AND MANAGEMENT RECOMMEND A VOTE FOR ALL NOMINEES.

          The executive officers and significant employees of the Company as of the date of this proxy statement are:

     NAME                     AGE                      OFFICE
     ----                     ---                      ------

Executive Officers:

John Gorman                    62                Chairman of the Board of
                                                 Directors and President

Leslie F. Clarke, II           53                Executive Vice President

Curtis L. Peltz                44                Vice President--Chief
                                                 Operating Officer

Thomas P. Cox                  62                Senior Vice President--Finance,
                                                 Secretary and Treasurer

Significant Employees:

John M. Meek                   40                Vice President--Research &
                                                 Development

Dennis J. Stejskal             41                Vice President--Director of
                                                 Accounting Products

Nicolette D. Johnston          54                Vice President--
  Technical Publications

James O. Campbell              40                Vice President--Sales,
                                                 Accounting Products

John M. Geffel                 44                Vice President--Marketing

Carol A. Vega                  39                Vice President--Customer
                                                 Support

Ann C. Kenkel                  49                Vice President--Operations


          See "Election of Directors" for biographical information concerning Messrs. Gorman, Clarke and Peltz.

          Mr. Cox joined the Company in April 1982 as Vice President-- Finance. He became Senior Vice President--Finance in 1986. Mr. Cox has served as Secretary and Treasurer since 1990.

          Mr. Meek joined the Company's predecessor in 1978 as a programmer. He established the Company's Product Research Department, which he has managed since its inception. He was named Vice President--Product Research in 1986 and Vice President--Research & Development in 1993.

          Mr. Stejskal joined the Company's predecessor in 1979. He has held various positions in sales and customer support and management positions in the quality assurance and product development areas. He was promoted to Vice President--Product Development in December 1990 and Vice President--Construction Accounting in 1992. He was appointed Vice President--Director of Accounting Products in 1996.

          Ms. Johnston joined the Company in 1986 to manage the Publications group. She was named Vice President--Operations in 1993. She was appointed Vice President--Technical Publications in 1996.

          Mr. Campbell joined the Company in January 1989. He has held various sales management positions for the construction accounting product line. In 1995, he was named sales manager for all accounting products. He was promoted to Vice President--Sales, Accounting Products in January 1996.

          Mr. Geffel joined the Company in 1983 as a product marketing specialist for the construction accounting product line. He has held various marketing management positions and was named Vice President--Marketing in January 1996.

          Ms. Vega joined the Company in 1978. She has held various positions in customer support, quality assurance and publications. In 1995, she was promoted to support manager for construction accounting. In January 1996, she was named Vice President--Customer Support, Accounting Products and in October 1996 was named Vice President--Customer Support.

          Ms. Kenkel joined the Company in 1991 as administrative manager for the estimating group. In June 1994, she was promoted to operations manager and in October 1996 was named Vice President--Operations.


EXECUTIVE COMPENSATION

CASH AND NON-CASH COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

          The following table sets forth, for the years ended December 31, 1996, 1995 and 1994, the compensation earned by the Company's Chief Executive Officer and the other executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered to the Company in 1996.

                           SUMMARY COMPENSATION TABLE


                                             Annual Compensation
                                      -----------------------------------
                                                                  Other Annual           All Other
Name and Principal                    Salary(1)       Bonus      Compensation(2)      Compensation(3)
     Position                 Year       ($)           ($)           ($)                    ($)
-----------------------       ----    ---------       ------     ---------------      ---------------

John Gorman                   1996    152,579          --            6,238                6,000
 Chairman of the Board,       1995    146,480          5,000         5,427                6,000
  President and Chief         1994    140,411          --           --                    5,870
  Executive Officer

Leslie F. Clarke, II          1996    121,377          --            7,299                5,443
  Executive Vice President    1995    116,642          3,000         4,529                5,253
                              1994    111,888          --              973                4,633

Curtis L. Peltz               1996    101,377          --           10,781                4,783
  Vice President--            1995     90,848          --            5,731                4,159
  Chief Operating Officer     1994     86,739          --            1,338                4,202

Thomas P. Cox                 1996    103,207          --            6,041                4,796
  Senior Vice President--     1995     98,010          --            3,509                4,475
  Finance                     1994     95,504          --              744                4,142
-----------------

(1)      Includes amounts deferred by executive officers under the Company's 401(k)  plan.
(2)      Represents payments made during the fiscal year from the Company's profit sharing plan.
(3)      Represents  matching  contributions  accrued by the Compay  during the fiscal year to its 401(k) plan for such executive officer and paid in the following year.


                                 Aggregated Option Exercises in Last Fiscal Year
                                       and Fiscal Year-End Option Values
                                 -----------------------------------------------

                    Shares                        Number of unexercised              Value of unexercised in-the-
                   acquired                        options at FY-End(#)                    money options at
                      on           Value       ----------------------------                  FY-End($)(1)
                   exercise      realized                                            ----------------------------
    Name              (#)           ($)        Exercisable    Unexercisable           Exercisable    Unexercisable
----------------   --------      --------      -----------    -------------           -----------    -------------

John Gorman           --            --              --             --                     --              --

Leslie F. Clarke, II  --            --              --             --                     --              --

Curtis L. Peltz       --            --            19,800           --                   126,640           --

Thomas P. Cox       5,000         59,584          34,980         2,520                  225,777         14,840

---------------------

(1) On December 31, 1996, the closing price of the Company's Common Stock was $9.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. None of the executive officers named in the Summary Compensation Table were granted options to purchase Common Stock during the year ended December 31, 1996.



COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company were paid $500 for attendance at each meeting of the Board during 1996. Pursuant to the Company's 1993 Stock Incentive Plan, immediately following the 1993 annual meeting of the shareholders of the Company Messrs. Meyer and Tisdel, who were not employees of the Company or of any parent or subsidiary corporation of the Company at the time ("Non-employee Directors"), were automatically granted nonstatutory stock options to purchase 11,250 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Immediately after the close of each subsequent annual shareholder meeting at which additional or substitute directors Non-employee Directors are initially elected, each of such additional or substitute directors will be automatically granted a nonstatutory stock option to purchase 11,250 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table shows, as of March 14, 1997, the number and percentage of outstanding shares of Common Stock (the only class of shares of outstanding voting securities of the Company) beneficially owned by each person known by the Company to beneficially own more than 5% of the Common Stock, by each director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, voting and investment power relating to the identified shares is exercised solely by the beneficial owner.

  NAME AND ADDRESS             NUMBER OF SHARES      PERCENTAGE OF
OF BENEFICIAL OWNER(1)        BENEFICIALLY OWNED     COMMON STOCK

John Gorman(2)                      674,153             12.3

Leslie F. Clarke, II(3)             560,250             10.2

Curtis L. Peltz(4)                   19,800               *

James A. Meyer(5)                    91,750              1.7

Donald L. Tisdel(5)                  16,875               *

Thomas P. Cox(6)                    106,717              1.9

All directors and
executive officers as
a group (six persons)(7)          1,469,545             26.5


*    Less than 1 percent.

(1)  Address for all individuals is 9600 S.W. Nimbus Avenue,
     Beaverton, Oregon 97008.

(2) Includes 420,156 shares as to which Mr. Gorman shares voting and investment power with his wife. Does not include 16,250 shares owned by certain of Mr. Gorman's children, as to which Mr. Gorman disclaims beneficial ownership.

(3) Does not include 63,000 shares owned by Mr. Clarke's wife, as to which Mr. Clarke disclaims beneficial ownership.

(4) All shares are shares which Mr. Peltz has the right to acquire upon exercise of stock options exercisable within 60 days after March 14, 1997.

(5) Includes 11,250 shares for Mr. Meyer and 11,250 shares for Mr. Tisdel which such persons have the right to acquire upon exercise of stock options exercisable within 60 days after March 14, 1997.

(6) Includes 34,980 shares which Mr. Cox has the right to acquire upon exercise of stock options exercisable within 60 days after March 14, 1997.

(7) Does not include 79,250 shares owned by members of the families of certain directors as to which such directors disclaim beneficial ownership. Includes 77,280 shares which members of the group have the right to acquire upon exercise of stock options exercisable within 60 days after March 14, 1997.


          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms it received and written representations from certain reporting persons, the Company believes that all Section 16(a) forms required to be filed in or with respect to 1996 were timely filed.

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         The Board has appointed Deloitte & Touche LLP as its independent public accountants for the year ending December 31, 1997. Deloitte & Touche LLP served as the Company's independent public accountants in 1996. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         Approval of this proposal requires that the number of votes cast for approval of the proposal exceed the number of votes cast against it. Unless marked otherwise, proxies received will be voted for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1997. Abstentions for this proposal will be counted for quorum purposes, but will not be counted for or against the proposal.

THE BOARD AND MANAGEMENT RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         A proposal by a shareholder for inclusion in the Company's proxy statement and form of proxy for the 1997 annual meeting of shareholders must be received by the Company at 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008,
Attention: Thomas P. Cox, Secretary, on or before November 21, 1997 in order to be eligible for such inclusion.


                                 OTHER BUSINESS

         Management knows of no other matters to be brought before the Annual Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote or refrain from voting thereon in accordance with their best judgment pursuant to the discretionary authority given them in the proxy.

                                   By Order of the
                                   Board of Directors



                                   Thomas P. Cox, Secretary

Beaverton, Oregon
March 21, 1997

                                    APPENDIX


                         TIMBERLINE SOFTWARE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1997

To our shareholders:

          The Annual Meeting of Shareholders of Timberline Software Corporation, an Oregon corporation (the "Company"), will be held at the Company's principal offices, 9600 S.W. Nimbus Avenue, Beaverton, Oregon 97008, on Tuesday, April 29, 1997, at 4:00 p.m. for the following purposes:

          1. To elect five members of the Board of Directors for the ensuing year;

          2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants; and

          3. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

          Shareholders of record of the Company's Common Stock at the close of business on March 14, 1997 are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof.

          A proxy statement and proxy are enclosed with this Notice. A copy of the Company's 1996 Annual Report is also enclosed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS:



                                        Thomas P. Cox, Secretary

Beaverton, Oregon
March 21, 1997


         TO AVOID THE EXPENSE OF FURTHER SOLICITATION, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE ANNUAL MEETING MAY ELECT TO VOTE IN PERSON SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                         TIMBERLINE SOFTWARE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 29, 1997

          The undersigned hereby appoints John Gorman and Thomas P. Cox, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 29, 1997 and any adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)

Please mark your vote as indicated in this example  | X |

1.  PROPOSAL TO ELECT DIRECTORS

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

John Gorman, Leslie F. Clarke, II, James A. Meyer, Curtis L. Peltz, Donald L. Tisdel

    | | FOR all nominees listed (except as marked to the contrary)

    |  |  WITHHOLD AUTHORITY to vote for all nominees listed

2. PROPOSAL to ratify selection of Deloitte & Touche LLP as independent auditors.

    |  |  FOR

    |  |  AGAINST

    |  |  ABSTAIN

Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s)                                        Date
            ---------------------------------           ------------------

Signature(s)
            ---------------------------------

NOTE: PLEASE DATE AND SIGN ABOVE EXACTLY AS YOUR NAME OR NAMES APPEAR HEREIN. IF MORE THAN ONE NAME APPEARS ABOVE, ALL SHOULD SIGN. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER AND ATTESTED. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THEIR FULL TITLE AND AUTHORITY.